UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       August 25, 2005

Duckwall-ALCO Stores, Inc.

(Exact name of registrant as specified in its charter)
Kansas	0-20269	48-0201080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Cottage, Abilene, KS	67410-2832
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code        (785) 263-3350

(Former name or former address if changed since last report)

Item 2.02.  Results of Operations and Financial Condition.

Duckwall-ALCO Stores, Inc. is furnishing this current report on Form 8-K in order to furnish to the Securities and Exchange Commission a press release we issued on August 25, 2005, which press release may be deemed to disclose information regarding our results of operations for the thirteen weeks, twenty six weeks and fiscal quarter ended July 31, 2005. A copy of the press release being furnished is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant) Duckwall-ALCO Stores, Inc.

Date: August 25, 2005	By: /s/ Richard A. Mansfield

Name: Richard A. Mansfield Title: Vice President - Finance Chief Financial Officer

EXHIBIT INDEX

Exhibit No. 99.1	Subject Matter: Press Release